UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

NRX PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 21, 2024
March 11, 2024
Dear Stockholder,
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “we” or “us”) to be held on March 21, 2024, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/sm2024.
The attached Notice of Special Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares.
At the Special Meeting, we will ask stockholders to approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors of the Company (the“Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, $0.001 par value per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined by the Board in its discretion and included in a public announcement.
Our Board of Directors unanimously recommends a vote of “FOR” such proposal.
We hope you will be able to attend the Special Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Special Meeting and the presence of a quorum.
Thank you for your ongoing support. We look forward to seeing you at our Special Meeting.
Sincerely,
/s/ Stephen Willard Stephen Willard, Acting Corporate Secretary

NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SPECIAL MEETING DATE: MARCH 21, 2024
To the Stockholders:
A special meeting of stockholders (the “Special Meeting”) of NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “we” or “us”), will be held on March 21, 2024, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/sm2024 for the purpose of approving an amendment to our Second Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors of the Company (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, $0.001 par value per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined by the Board in its discretion and included in a public announcement. It is the Board’s intention to effect a change in the CUSIP number of our Common Stock and our corporate name simultaneous with any proposed reverse stock split. These changes will be reflected in any certificates representing shares of Common Stock issued in connection with such reverse stock split, and we are not required to seek stockholder approval before effecting such changes.
The foregoing proposal is more fully described in the accompanying Proxy Statement, which forms a part of this Notice of Special Meeting of Stockholders. As of the date of the Proxy Statement, we do not know of any other matters to be raised at the Special Meeting other than those described in the Proxy Statement.
The Special Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased stockholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Special Meeting virtually, vote your shares, and submit your questions during the meeting by visiting https://www.cstproxy.com/nrxpharma/sm2024. Details regarding how to attend the Special Meeting online are more fully described in the accompanying Proxy Statement.
Stockholders entitled to notice of and to vote at the Special Meeting shall be determined as of the close of business on March 8, 2024, the record date fixed by our Board for such purpose. A list of stockholders of record will be available at the Special Meeting and during the ten days prior to the Special Meeting at the office of the Secretary at the above address.
All stockholders are cordially invited to attend the Special Meeting. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Special Meeting and the presence of a quorum.
Thank you for your continued support of NRx Pharmaceuticals, Inc. We look forward to seeing you at the Special Meeting.
By Order of the Board,
/s/ Jonathan C. Javitt Jonathan C. Javitt, MD, MPH, Chairman Wilmington, Delaware March 11, 2024

i

March 11, 2024
NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
(484) 254-6134
PROXY STATEMENT
This proxy statement (the “Proxy Statement”), the attached Notice of Special Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being mailed to stockholders of record on or about March 11, 2024 and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NRx Pharmaceuticals, Inc. (the “Company,” “we,” or “us”) for use at our Special Meeting of Stockholders (the “Special Meeting”), to be held on March 21, 2024, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/sm2024, and at any adjournments or postponements thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 21, 2024
This Proxy Statement is available for viewing, printing and downloading at www.nrxpharma.com

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
What is a proxy?
A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Stephen H. Willard as your proxy. The proxy will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.
What is a proxy statement?
A proxy statement is a document that regulations of the U.S. Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your shares at the Special Meeting.
What am I voting on?
At the Special Meeting, you will be asked to act upon the proposal outlined in the Notice, which is to approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, $0.001 par value per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).
Other than this proposal, no other proposals will be presented for a vote at the Special Meeting.
Who is entitled to vote at the Special Meeting, and how many votes do they have?
Only common stockholders of record as of the close of business on March 8, 2024 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, 92,425,580 shares of our Common Stock were issued and outstanding. Each share of common stock outstanding as of the Record Date will be entitled to one vote, and stockholders may vote such shares by voting online at the Special Meeting or by proxy.
How can I access the virtual Special Meeting?
We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your shares electronically and submit questions during the meeting by visiting https://www.cstproxy.com/nrxpharma/sm2024. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Instructions on how to participate in and attend the Special Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at https://www.cstproxy.com/nrxpharma/sm2024.
What constitutes a quorum?
The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes,” if any, will be included in the calculation of the number of shares considered to be present at the Special Meeting to determine whether a quorum has been established.

Regardless of whether a quorum is present at the Special Meeting, the vote of a majority of the shares entitled to vote at the Special Meeting, present in person, or by remote communication, or represented by proxy, may adjourn the Special Meeting to a later date or dates, without notice other than announcement at the Special Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Special Meeting.
How do I vote?
The proxy is solicited by the Board and is revocable by you any time before it is voted. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote online at the Special Meeting, although the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by: (1) filing a written revocation with our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting by online ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to the Reverse Stock Split Proposal. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), or you have stock certificates registered in your name, you may vote:
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By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

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By Internet or by telephone.   Follow the instructions attached to the proxy card to vote by Internet or telephone.

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During the Special Meeting.   Instructions on how to vote while participating in the Special Meeting live via the Internet are posted at https://www.cstproxy.com/nrxpharma/sm2024.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on March 20, 2024.
What if I change my mind after I return my proxy card?
Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting by online ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name with Continental, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your shares, and can do so as follows:
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By mail.   Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

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By Internet or by telephone.   Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

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During the Special Meeting.   Instructions on how to vote while participating in the Special Meeting live via the Internet are posted at https://www.cstproxy.com/nrxpharma/sm2024.

What is a broker non-vote?
Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Reverse Stock Split Proposal is considered a “routine matter.”
If I am a beneficial owner of shares, can my brokerage firm vote my shares?
If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, the Reverse Stock Split Proposal is considered a “routine matter.” Accordingly, brokers will have such discretionary authority to vote your unvoted shares on the Reverse Stock Split Proposal. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.
How are abstentions and broker non-votes treated for purposes of the Special Meeting?
The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.
The person named as proxy in this Proxy Statement is one of our officers. All properly executed proxies returned in time to be cast at the Special Meeting will be voted. If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares on the Reverse Stock Split Proposal if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.
What vote is required to approve each proposal?
Assuming the presence of a quorum, the approval of the Reverse Stock Split Proposal will require votes cast for such proposal to exceed the votes cast against such proposal at the Special Meeting by the stockholders entitled to vote thereon. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Because the Reverse Stock Split Proposal is considered a routine matter, broker non-votes are not expected on this proposal. If a bank, broker, trustee or other nominee does not exercise its discretionary voting authority, any resulting broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

Your bank, broker, or other holder of record has discretionary authority to vote any uninstructed shares on the Reverse Stock Split Proposal.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.
Are there any other matters to be acted upon at the Special Meeting?
Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
Where can I find the voting results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days following the date of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amendment to the initial Form 8-K to disclose the final voting results within four business days after such final voting results are known.
Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?
No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.
Who is soliciting proxies, how are they being solicited, and who pays the cost?
Our Board is making this solicitation of proxies for the Special Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Special Meeting. After the initial distribution of this Special Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.
We have engaged Continental, our transfer agent, to host the virtual Special Meeting and manage the production and distribution of this Proxy Statement. We expect to pay Continental approximately $12,000 for their services.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs.
However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact us by sending a request to our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

May I access and receive proxy materials electronically?
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting www.cstproxy.com/nrxpharma/sm2024, accessing your account information and following the instructions provided.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of our common stock, as of March 7, 2024, by:
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each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

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each of our Named Executive Officers and directors; and

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all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of common stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of March 7, 2024. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.
Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock owned by such stockholders. Unless otherwise noted, the address of each beneficial owner is c/o NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801.
The beneficial ownership of our common stock is based on 92,425,580 shares of common stock issued and outstanding as of March 7, 2024.
Name of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Stephen H. Willard(1)	1,050,000	1.12%
Riccardo Panicucci(2)	120,667	*
Seth Van Voorhees(3)	208,837	*
Michael Kunz(4)	97,680	*
Patrick J. Flynn(5)	1,639,397	1.75%
Janet Rehnquist	—	—
Chaim Hurvitz(6)	2,381,298	2.57%
Jonathan Javitt(7)	14,768,329	15.98%
All Executive Officers and Directors as a Group (8 persons)	19,976,358	21.06%
All Greater than 5% Holders
Glytech, LLC(8)	9,643,234	10.43%

*
Indicates less than 1%

(1)
Consists of (i) 50,000 shares of common stock held by Stephen H. Willard individually and (ii) 1,000,000 shares of restricted common stock that can be voted but cannot be traded. 333,333 shares became unrestricted on July 12, 2023, an additional 333,333 shares will be unrestricted on July 12, 2024, and the remaining 333,334 shares will be unrestricted on July 12, 2025.

(2)
Consists of options to purchase up to 120,667 shares of common stock held by Riccardo Panicucci that have vested; does not include 83,333 unvested options held by Mr. Panicucci that are not exercisable within 60 days.

(3)
Consists of (i) 46,337 shares of common stock held by Seth Van Voorhees individually and (ii) 162,500 shares that are vesting and exercisable within 60 days; does not include 162,500 unvested options held by Mr. Voorhees that are not exercisable within 60 days.

(4)
Consists of 97,680 shares underlying options that are vesting and exercisable within 60 days.

(5)
Consists of (i) 362,332 shares of common stock held by Nash-Flynn Investments, LLC, (ii) 226,254 shares of common stock held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust, (iii) 882,556 shares of common stock issuable upon exercise of fully vested warrants held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust, (iv) 1,750 shares of common stock held by Patrick J. Flynn, and (v) options to purchase up to 166,505 shares of common stock, all of which are vested and exercisable. Patrick J. Flynn is the owner of Nash-Flynn Investments, LLC and trustee of the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust.

(6)
Consists of (i) 1,436,350 shares of Common Stock held by Shirat HaChaim Ltd., (ii) 208,443 shares of common stock held by CH Health-Private Venture Capital Ltd, (iii) 570,000 shares of common stock held by Chaim Hurvitz individually, and (iv) options to purchase up to 166,505 shares of common stock, of which 3,845 have vested and exercisable and 162,660 will vest and be exercisable within 60 days. Chaim Hurvitz is the owner of Shirat HaChaim Ltd. and CH Health-Private Venture Capital Ltd.

(7)
Consists of (i) 12,599,997 shares of common stock held by the Jonathan Javitt Living Trust, (ii) 1,422,000 shares of common stock held by The Javitt 2012 Irrevocable Dynasty Trust (the “Javitt Dynasty Trust”), (iii) 446,332 shares of common stock held by Jonathan Javitt individually, and (iv) 300,000 shares of common stock held by the Jonathan Javitt Donor Advised Fund. Jonathan Javitt, M.D., M.P.H. is the trustee of the Jonathan Javitt Living Trust, the grantor of the Javitt Dynasty Trust and the primary advisor of the Jonathan Javitt Donor Advised Fund. Dr. Javitt is not a trustee or beneficiary of the Javitt Dynasty Trust, and no beneficiary of the Javitt Dynasty Trust resides in Dr. Javitt’s household. Dr. Javitt disclaims beneficial ownership of the securities held by the Javitt Dynasty Trust.

(8)
Based on the Schedule 13D filed jointly by Daniel Javitt and Glytech, LLC with the SEC on September 13, 2022, the holdings consist of an aggregate of 9,643,234 shares of common stock held by Glytech, LLC. Glytech, LLC is owned by Daniel Javitt, who is the brother of Jonathan Javitt, M.D., M.P.H., a director of the Board and Chief Scientist of the Company.

THE REVERSE STOCK SPLIT PROPOSAL
Background and Proposed Amendment
Our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the Company to issue a total of 550,000,000 shares of capital stock, consisting of 500,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).
On December 27, 2023, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-15, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion (the “Reverse Stock Split”). The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 15 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”
The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.
Reasons for the Reverse Stock Split
We are submitting this proposal to our stockholders for approval in order to give our Board the flexibility to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split may be in our stockholders’ best interests.

As previously reported, on April 18, 2023, we received a letter from the Listing Qualifications Department of Nasdaq indicating that, based upon the closing bid price of our Common Stock for the previous 30 consecutive business days, we did not meet the Minimum Bid Price Requirement of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company would be provided with a compliance period of 180 calendar days, or until October 16, 2023, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).
On October 17, 2023, we received formal notice from the Listing Qualifications Staff of Nasdaq indicating that, based upon our non-compliance with the minimum bid requirement for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2), our securities were subject to delisting unless we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”). We timely requested a hearing before the Panel, which hearing was held on January 4, 2024. On January 16, 2024, the Panel granted our request for an exception to Nasdaq Listing Rule 5550(a)(2) until April 16, 2024, to demonstrate compliance with such rule. In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days on or before April 16, 2024.
If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.
We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.
In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.
As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock.
The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Consequences of Not Approving this Proposal
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq. In the event that our share price experiences substantial appreciation as a result of positive clinical data from one or more of our clinical trials, our Board would have discretion to issue a dividend to the holders of our common stock in order to maintain the share price in a range that offers maximum trading liquidity.
Determination of the Reverse Stock Split Ratio
The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-15.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•
our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•
prevailing market conditions;

•
general economic conditions in our industry; and

•
our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. Although we have been advised by Nasdaq that we are currently in compliance with the Nasdaq’s requirements regarding the market value of our listed securities, and we have not been advised of any other reason for delisting in addition to our compliance with Nasdaq’s minimum bid price requirement, there also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.
If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split
Effects of the Reverse Stock Split on Issued and Outstanding Shares
If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-15. Accordingly, each holder of our Common Stock will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.
As of the Record Date, the Company had 92,425,580 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-15, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 46,212,790 shares and 6,161,705 shares, respectively.
We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock and 50,000,000 shares of Preferred Stock. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.
Effects of the Reverse Stock Split on Outstanding Warrants to Purchase Common Stock
As of the Record Date, there are 40,360,969 warrants to purchase Common Stock outstanding, representing 40,360,969 shares of Common Stock at a weighted average exercise price of $1.96 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.
Effects of the Reverse Stock Split on Outstanding Equity Awards and the 2021 Omnibus Incentive Plan
If the Reverse Stock Split is effected, the terms of equity awards granted under the 2021 Omnibus Incentive Plan (the “Omnibus Plan”) and, including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the option price of any outstanding stock options; (iv); the amount, if any, paid for forfeited shares in accordance with the terms of the Omnibus Plan; and; (v) the number of or exercise price of any shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Omnibus Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Omnibus Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights
Proportionate voting rights and other rights of our stockholders would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.
Effects of the Reverse Stock Split on Regulatory Matters
The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.
Effects of the Reverse Stock Split on Authorized Share Capital
The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 500,000,000 shares, consisting of 500,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.
Treatment of Fractional Shares in the event of a Reverse Stock Split
The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:
•
rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

•
rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Omnibus Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split.
Exchange of Share Certificates
If the Reverse Stock Split is effected, any certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, stockholders are invited to contact our transfer agent, Continental, to obtain instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.
Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.
STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.
Anti-Takeover Effects
We have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.
STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.
This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the old Common Stock shares were, and the new Common Stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

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a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of new Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of new Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) should equal the stockholder’s aggregate basis in the old Common Stock exchanged therefore and will be allocated among the shares of new Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of new Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of new Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of old Common Stock surrendered in exchange therefore, provided the shares of old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.
As noted above, we will not issue fractional shares of new Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of new Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of new Common Stock to round up to the next whole post-Reverse Stock Split share of new Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of new Common Stock is not clear.
No gain or loss will be recognized by us as a result of the Reverse Stock Split.
Interests of Certain Persons
We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Vote Required
Assuming the presence of a quorum, the approval of the Reverse Stock Split Proposal will require votes cast for such proposal to exceed the votes cast against such proposal at the Special Meeting by the stockholders entitled to vote thereon. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Because the Reverse Stock Split Proposal is considered a routine matter, broker non-votes are not expected on this proposal. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.
Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE
VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES
OTHERWISE ON THE PROXY.

STOCKHOLDER PROPOSALS
Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2024 annual meeting (the “2024 Annual Meeting”) of stockholders must be received by us on or before July 24, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, Attention: Secretary.
Stockholder proposals to be presented at the 2024 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for the 2024 Annual Meeting of stockholders, must be presented and received in accordance with the provisions of our Bylaws. Our Bylaws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive office not less than 90 days (or September 20, 2024) nor more than 120 days (or August 21, 2024) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, a stockholder’s notice must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us; provided, further, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, a stockholder’s notice must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us.
The stockholder must update and supplement its notice to us of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is 10 days prior to the meeting or any adjournment or postponement thereof. Any such update and supplement should be mailed at least 5 days after the record date and no later than 8 business days prior to the date of the meeting to: NRx Pharmaceuticals, Inc., 1201 Market Street, Suite 111, Wilmington, DE 19801, Attention: Secretary.
For the 2024 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2024 Annual Meeting, notice must be received no later than October 20, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.
EXPENSES AND SOLICITATION
The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Continental to host the virtual meeting and to manage the production and distribution of this Proxy Statement. We expect to pay Continental approximately $12,000 for their services.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. This rule applies to our notices, annual reports, proxy statements and information statements.
As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801 or by telephone at (484) 254-6134.
OTHER MATTERS
At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.
The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Special Meeting.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

ANNEX A
FORM OF REVERSE STOCK SPLIT AMENDMENT
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NRX PHARMACEUTICAL, INC.
NRx Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:
1.
The Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of Delaware on September 18, 2017.

2.
The Amended and Restated Certificate of Incorporation of the Corporation (the “First Amended Certificate”), which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of Delaware on November 20, 2017.

3.
The Second Amended and Restated Certificate of Incorporation of the Corporation (the “Second Amended Certificate”), which amended and restated the First Amended Certificate in its entirety, was filed with the Secretary of State of Delaware on May 24, 2021.

4.
Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

5.
Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

6.
The Certificate of Incorporation is hereby amended by revising Article IV to include a new paragraph A(5) as follows:

“5. Reverse Split.   Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

7.
Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

8.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]
[Signature page to Certificate of Amendment (Reverse Stock Split)]

IN WITNESS WHEREOF, NRx Pharmaceuticals, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].
NRX PHARMACEUTICALS, INC.
By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet or Telephone - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailNRX PHARMACEUTICALS, INC. Your phone or Internet vote authorizes the namedproxies to vote your shares in the same manneras if you marked, signed and returned your proxycard. Votes submitted electronically over theInternet or by telephone must be received by11:59 p.m., Eastern Time, on March 20, 2024.INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access the abovewebsite. Follow the prompts to vote your shares.Vote at the Meeting – If you plan to attend the virtual online specialmeeting, you will need your 12 digit controlnumber to vote electronically at the specialmeeting. To attend:https://www.cstproxy.com/nrxpharma/sm2024PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy.Have your proxy card available when you call.Follow the voting instructions to vote your share PLEASE DO NOT RETURN THE PROXY CARD IFYOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided.FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXYTHE BOARD OF DIRECTORS (THE “BOARD”) RECOMMENDS A VOTE “FOR” THEFOLLOWING PROPOSAL:Ple ase markyour voteslike this THE BOARD OF DIRECTORS (THE “BOARD”) RECOMMENDS A VOTE “FOR” THEFOLLOWING PROPOSAL: PROPOSAL: To approve an amendment to the Company’s SecondAmended and Restated Certificate of Incorporation to effect, at thediscretion of the Board but prior to the one-year anniversary of the date onwhich the reverse stock split is approved by the Company’s stockholdersat the Special Meeting, a reverse stock split of all of the outstandingshares of the Company’s common stock, $0.001 par value per share, at aratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined bythe Board in its discretion and included in a public announcement.FOR AGAINST ABSTAIN CONTROL NUMBER SignatureSignature if held jointlyDate 2024.Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title assuch. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY NRX PHARMACEUTICALS, INC.NOTICE OF SPECIAL MEETING OF STOCKHOLDERSTO BE HELD ON MARCH 21, 2024 The undersigned appoints Stephen H. Willard, as proxy, with the power to appoint hissubstitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all ofthe shares of common stock of NRx Pharmaceuticals, Inc. (the “Company”) held of record by theundersigned at the close of business on March 8, 2024 at the Special Meeting of Stockholdersof the Company (the “Special Meeting”) to be held on March 21, 2024, or at any adjournmentthereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NOCONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITHTHE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN ACCORDANCE WITH THEJUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERSTHAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITEDON BEHALF OF THE BOARD OF DIRECTORS.Stockholders are referred to the accompanying proxy statement for more detailed informationwith respect to the matter to be considered at the Special Meeting.(Continued, and to be marked, dated and signed, on the other side)